                                                                   EXHIBIT 10.37

                                                                  Execution Copy

                               Dated 29 July 2004

                        THE COMPANIES NAMED IN SCHEDULE 7
                                 (as Mortgagors)

                                  in favour of

           THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                              (as Security Trustee)

                  --------------------------------------------

                              GROUP SHARE MORTGAGE
               IN EACH OF THE COMPANIES NAMED IN SCHEDULE 1 HEREIN

                  ---------------------------------------------

                                 RICHARDS BUTLER
                                    HONG KONG

                                                          [Group Share Mortgage]

                                TABLE OF CONTENTS

CLAUSE NO.                                              CLAUSE HEADING                                         PAGE NO.
---------                                               --------------                                         -------
1.          DEFINITIONS AND CONSTRUCTION....................................................................         1

2.          COVENANT TO PAY.................................................................................         3

3.          MORTGAGE AND ASSIGNMENT.........................................................................         4

4.          CONTINUING AND INDEPENDENT SECURITY.............................................................         6

5.          REPRESENTATIONS AND WARRANTIES..................................................................         8

6.          TAXES AND OTHER DEDUCTIONS......................................................................        11

7.          COSTS, CHARGES AND EXPENSES.....................................................................        12

8.          UNDERTAKINGS....................................................................................        13

9.          ENFORCEMENT.....................................................................................        14

10.         DIVIDENDS AND VOTING RIGHTS.....................................................................        17

11.         APPLICATION OF PROCEEDS.........................................................................        18

12.         INDEMNITY.......................................................................................        18

13.         SUSPENSE ACCOUNT................................................................................        19

14.         SET-OFF.........................................................................................        20

15.         POWER OF ATTORNEY...............................................................................        20

16.         FURTHER ASSURANCE...............................................................................        21

17.         NOTICES.........................................................................................        21

18.         WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS...........        22

19.         GOVERNING LAW AND JURISDICTION..................................................................        23

20.         AVOIDANCE OF PAYMENTS...........................................................................        24

21.         THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CAP 53B............................................        25

22.         MISCELLANEOUS...................................................................................        25

SCHEDULE 1   PARTICULARS OF THE SHARES......................................................................        27

SCHEDULE 2   FORM OF INSTRUMENT OF TRANSFER.................................................................        28

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                                                          [Group Share Mortgage]

SCHEDULE 3   FORM OF LETTER OF RESIGNATION..................................................................        30

SCHEDULE 4   FORM OF WRITTEN RESOLUTION.....................................................................        31

SCHEDULE 5   FORM OF AUTHORISATION FROM DIRECTORS/SECRETARY.................................................        32

SCHEDULE 6   FORM OF LETTER OF UNDERTAKING..................................................................        33

SCHEDULE 7   MORTGAGORS.....................................................................................        34

SCHEDULE 8   FORM OF ACKNOWLEDGEMENT OF NOMINEE.............................................................        35

EXECUTION PAGE .............................................................................................        36

                                                          [Group Share Mortgage]

THIS DEED OF GROUP SHARE MORTGAGE is made on 29 July 2004

BETWEEN:-

(1) THE COMPANIES NAMED AND PARTICULARS OF WHICH ARE SET OUT IN SCHEDULE 7 (each a "MORTGAGOR" and together the "MORTGAGORS"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong acting through its head office at ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as facility agent and trustee for and on behalf of the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:-

(A) By a facility agreement dated signed on 2nd December, 2003 (but held undated in escrow), as released from escrow and amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT"), entered into by (1) Asia Netcom International Limited, as borrower (the "BORROWER"); (2) the banks and financial institutions named therein as lenders (the "LENDERS"); (3) Industrial and Commercial Bank of China (Asia) Limited as arranger; and (4) the Security Trustee as facility agent, the Lenders have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Borrower a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) The Security Trustee is acting as facility agent for the Finance Parties pursuant to the Facility Agreement and as security trustee for the Finance Parties pursuant to this Deed and the other Finance Documents.

(C) It is a condition precedent to the availability of the Facility under the Facility Agreement that the Mortgagors shall each have executed and delivered this Deed to the Security Trustee.

NOW THIS DEED WITNESSES as follows:-

1.    DEFINITIONS AND CONSTRUCTION

1.1   TERMS DEFINED

      In this Deed, unless the context otherwise requires, terms used or defined in the Facility Agreement shall have the same meaning or construction and:-

      "COLLATERAL" means the assets of each Mortgagor from time to time subject, or expressed to be subject to the Security Interest constituted or expressed to be constituted by this Deed or any part of those assets and includes:-

      (i)   the Shares;

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                                                          [Group Share Mortgage]

      (ii) all stocks, shares or other securities, rights, monies or other assets (the "RELATED ASSETS") accruing, offered or issued at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of the Shares or the above mentioned Related Assets; and

      (iii) all Dividends;

      (iv) allotments, offers and rights accruing or offered in respect of any Shares or the above mentioned Related Assets

      (v) other rights and assets attaching to or deriving from or exercisable by virtue of any right title or interest in or to any Shares or the above mentioned Related Assets.

      "COMPANY" means each and any of the companies listed in Schedule 1, being direct or indirect wholly owned subsidiaries of the Borrower, whose Shares are the subject of this Deed (and "COMPANIES" means any or all of them).

      "DELEGATE" means a delegate or sub-delegate appointed under Clause 15.2.

      "DIVIDENDS" means all dividends, interest and other sums received or receivable by any person in its capacity as shareholder of that Company and includes:

      (i) the right to receive any and all such sums and all claims in respect of any default in paying such sums; and

      (ii)  all forms of remittance of such sums.

      "NOMINEE" means in respect of any Share held by a person as nominee or on trust for the Mortgagor and who is described as "REGISTERED SHAREHOLDER IN
      SCHEDULE 1".

      "RECEIVER" means any receiver, manager, receiver and manager or other similar officer appointed by the Security Trustee in respect of the security hereby granted.

      "SECURED OBLIGATIONS" means any and all moneys, liabilities and obligations of the Borrower (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become due, owing or incurred by the Borrower or any other Security Party which is a member of the CNC HK Group to any Finance Party under or in connection with any Finance Document and/or all other obligations hereby secured.

      "SHARES" means in respect of the relevant Mortgagor:

      (a) all present and future shares in the Companies described in Schedule 1 against that Mortgagor's name, including the shares issued and outstanding at the date of this Deed as described in Schedule 1 (including any shares held by any Nominee for and on behalf of that Mortgagor);

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                                                          [Group Share Mortgage]

      (b) all warrants, options or other rights to subscribe for, purchase or otherwise acquire those shares; and

      (c) all rights relating to any of those shares which are deposited with, or registered in the name of, any depositary, custodian, nominee or other similar person (including rights against any such person).

1.2   TRUST

      All rights, benefits, interests, powers and discretions granted to or conferred on the Security Trustee pursuant to this Deed shall be held by the Security Trustee on trust for the benefit of itself as Security Trustee and each Lender from time to time. The Security Trustee may do all acts within its powers to administer and manage the trust constituted by this Clause including any full or partial release by deed of the rights, benefits and interests conferred by Clause 3.1 (Mortgage) or the release of all or any part of the Collateral from this Deed. The trust constituted by this Clause shall come into existence on the date of this Deed and shall last for so long as any of the Secured Obligations remain outstanding provided that for the purposes of the rule against perpetuities, the perpetuity period applicable to the trust and any dispositions made or to be made pursuant to this Deed and this trust, is hereby specified as a period of twenty one (21) years less one (1) day from the date of this Deed.

1.3   CLAUSE HEADINGS

      Clause headings and the table of contents are for ease of reference only and shall be ignored in the interpretation of this Deed.

1.4   CONSTRUCTION

      In this Deed, unless the context otherwise requires:-

      (a) Clause 1.3 of the Facility Agreement shall be deemed incorporated in this Deed mutatis mutandis as if set out separately in this Deed; and

      (b) references to the "MORTGAGOR", the "BORROWER", the "SECURITY TRUSTEE", any "FINANCE PARTY" or any "LENDER" include, where the context permits, their respective successors and permitted transferees and permitted assigns in accordance with their respective interests.

2.    COVENANT TO PAY

      Each Mortgagor hereby covenants that it will on demand pay to the Security Trustee and the other Finance Parties, the Secured Obligations when the same become due for payment or discharge in accordance with the Finance Documents.

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                                                          [Group Share Mortgage]

3.    MORTGAGE AND ASSIGNMENT

3.1   MORTGAGE

      In consideration of the Security Trustee and the Lenders agreeing to make the Facility available to the Borrower upon the terms and conditions of the Facility Agreement and as a continuing security for the due and punctual performance and discharge of the Secured Obligations, each Mortgagor as sole legal and beneficial owner of the Shares not held by a Nominee and as beneficial owner of the Shares held by a Nominee hereby:

      (a) mortgages and charges by way of first fixed charge to the Security Trustee (as trustee for the Finance Parties) all its right title and interest present and future in and to, the Collateral; and

      (b) assigns, and agrees to assign absolutely to the Security Trustee (as trustee for the Finance Parties) all its rights (including those rights it may have against a Nominee), present and future, relating to any of the Shares, including:

            (i) its rights relating to or against any depositary, nominee or similar person with whom any of the Shares may be deposited to the extent of those Shares;

            (ii) rights that it may have against any person to require delivery to it of any of the Shares;

            (iii) rights (contractually or otherwise) to give instructions relating to the Shares; and

            (iv) all claims for damages and rights to receive moneys due or to become due for any reason whatsoever in respect of any of the Shares;

            including those rights it may have against a Nominee or Delegate.

3.2   DELIVERY OF DOCUMENTS

      Each Mortgagor shall forthwith upon execution of this Deed deliver or procure to be delivered (as the case may be) to the Security Trustee each of the following documents:-

            (i) all original share certificates or such other documents evidencing title in respect of the Shares;

            (ii) instruments of transfer in the form of Schedule 2 duly executed by each Mortgagor and/or its Nominee (as the case may be) in respect of the Shares with the name(s) of the transferee(s), date and consideration left blank;

            (iii) undated letters of resignation in the form of Schedule 3 duly executed by each of the directors and the secretary of each Company as at the date of this Deed;

            (iv) signed but undated resolutions of the directors of each Company

                                     - 4 -
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                                                          [Group Share Mortgage]

                  approving the resignation of the directors and secretary referred to in sub-paragraph (iii) above in the form set out in Schedule 4;

            (v) letter of authority to date the letters of resignation and board resolutions respectively referred to in sub-paragraphs
                  (iii) and (iv) above in the form set out in Schedule 5 signed by all the directors and the secretary of each Company;

            (vi) letter of undertaking not to appoint any additional or substitute directors in the form set out in Schedule 6 signed by all the directors of each Company; and

            (vii) letter of acknowledgement in the form set out in Schedule 8 from the Nominees acknowledging the Security Interests constituted by this Deed and agreeing to act in accordance with the instructions of the Security Trustee.

3.3   PERFORMANCE AND INDEMNITY

      Notwithstanding the foregoing, each of the Mortgagors shall remain liable to perform all the obligations to be performed by it in respect of the Collateral and shall discharge fully its respective obligations thereunder as they become due and neither the Security Trustee nor any other Finance Party shall have any obligation of any kind whatsoever thereunder or be under any liabilities whatsoever in the event of any failure to perform their obligations thereunder, and each Mortgagor hereby jointly and severally indemnifies and agrees to keep indemnified the Security Trustee and the other Finance Parties and each of them from and against any such liability.

3.4   RELEASE AND TRANSFER

      (a) The Security Trustee shall, upon the full performance and discharge of the Secured Obligations to the satisfaction of the Security Trustee and the Lenders, at the request and cost of the Mortgagors and in such form as the Security Trustee shall reasonably approve, release and transfer and reassign (as appropriate) to the Mortgagors the Collateral.

      (b) Notwithstanding any discharge, release or settlement from time to time between the Security Trustee and any Mortgagor, if any security, disposition or payment granted or made to the Security Trustee in respect of the Secured Obligations by any Mortgagor or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Security Trustee shall be entitled thereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

      (c) For that Collateral which has been transferred and registered under the name of the Security Trustee (as trustee for the Finance Parties) or its nominee, the Security Trustee shall only be obliged to return the share certificate(s) then representing the Collateral not yet disposed of or realised by the Security Trustee pursuant to its powers under this Deed (but not the original share certificates

                                     - 5 -
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                                                          [Group Share Mortgage]

            originally delivered to the Security Trustee by the relevant Mortgagor) with the instruments of transfer duly executed in favour of the relevant Mortgagor or such other person as that Mortgagor may direct.

3.5   CALLS

      Each Mortgagor shall during the continuance of this security pay all calls or other payments which may become due in respect of any part of the Collateral and the Security Trustee may, if it thinks fit, make such payments on behalf of a Mortgagor. Any sums so paid by the Security Trustee shall be repayable by that Mortgagor to the Security Trustee on demand together with interest at the Default Rate from the date of such payment by the Security Trustee and pending such repayment shall constitute part of the Secured Obligations.

3.6   REGISTRATION OF TITLE TO THE SHARES

      Each Mortgagor hereby agrees and authorises the Security Trustee to arrange for the Shares and any other Collateral to be registered at any time following the security constituted by this Deed becoming enforceable in the name of the Security Trustee or its nominee and (under the powers of enforcement contained herein) to transfer or cause the Collateral to be transferred to and registered in the name of any purchasers or transferees from the Security Trustee or its nominee and each Mortgagor undertakes from time to time to execute and sign all transfers, powers of attorney and other documents which the Security Trustee may require for perfecting its title to or, otherwise registering and transferring any part of the Collateral or for vesting the same in itself or its nominee or in any purchasers or transferees.

4.    CONTINUING AND INDEPENDENT SECURITY

4.1   CONTINUING SECURITY

      This Deed and the security hereby created shall remain in full force and effect by way of a continuing security notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of any Mortgagor, the Borrower or any other person and in particular but without limitation shall not be, nor be considered as, satisfied by any intermediate discharge or payment on account of any liabilities or any settlement of accounts between any Mortgagor and the Security Trustee or any other person.

4.2   ADDITIONAL SECURITY

      This Deed and the security hereby created shall be in addition to and not in substitution for or derogation of any other Security Interest, guarantee or other security (whether given by any Mortgagor or otherwise) now or from time to time hereafter held by the Security Trustee or any Finance Party in respect of or in connection with the Secured Obligations.

4.3   UNRESTRICTED ENFORCEMENT

      The Security Trustee need not before exercising any of the rights, powers or remedies conferred upon it by this Deed or by law (i) take action or obtain judgment against any

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                                                          [Group Share Mortgage]

      Mortgagor or any other person in any court, (ii) make or file any claim or prove in a winding-up or liquidation of any Mortgagor or of any other person or (iii) enforce or seek to enforce the recovery of the moneys and liabilities hereby secured by any other security or other rights all of which the Mortgagors hereby waive and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

4.4   NO DISCHARGE

      The liabilities and obligations of each Mortgagor under this Deed and the security constituted by this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever until full, proper and valid payment and discharge of the Secured Obligations and without limiting the foregoing, neither the liabilities of any Mortgagor under this Deed nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:-

      (a) the granting of any time or indulgence to the Borrower or any Mortgagor or any other Security Party or any other person in respect of the Secured Obligations;

      (b) any variation or modification of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (c) the invalidity or unenforceability of any obligation or liability of any party under the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (d) any invalidity or irregularity in the execution of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or relating thereto;

      (e) any lack of capacity or deficiency in the powers of the Borrower or any Mortgagor or any other Security Party or any other person to enter into or perform any of its obligations under the Facility Agreement or any of the other Finance Documents to which it is party or any other documents referred to therein or related thereto or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower or any such Mortgagor or such Security Party or such other person;

      (f) the insolvency, bankruptcy or liquidation or any incapacity, disability, death or limitation or any change in the constitution or status of the Borrower or any Mortgagor or any other Security Party or any other person;

      (g) any other Finance Document, Security Interest, guarantee or other security or right or remedy being or becoming held by or available to the Security Trustee and/or the Lenders or by any other person or by any of the same being or becoming wholly or partly void, voidable or unenforceable or impaired or by the Security Trustee and/or the Lenders at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Trustee and/or the Lenders may now or hereafter have from or against any Mortgagor or any other Security Party or any other person;

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                                                          [Group Share Mortgage]

      (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against any Mortgagor or any other Security Party or any other person or any compromise, arrangement or settlement with any of the same;

      (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of any Mortgagor hereunder.

4.5   NO SUBROGATION

      (a) None of the Mortgagors shall exercise any right of subrogation, contribution or any other rights of a surety or enforce any security or other right or claim against the Borrower or any of the other Mortgagors (whether in respect of its liability under this Deed or otherwise) or any other person who has guaranteed or given any security in respect of the Secured Obligations or claim in the insolvency or liquidation of the Borrower or any Mortgagor or any such other person in competition with the Security Trustee and/or the Lenders.

      (b) If any Mortgagor receives any payment or benefit in breach of this Clause 4.5, it shall hold the same upon trust for the Security Trustee as a continuing security for the Secured Obligations. For the purpose of the rule against perpetuities, the perpetuity period applicable to the trust constituted under this Clause is hereby specified as a period of twenty-one (21) years less one day from the date of this Mortgage.

5.    REPRESENTATIONS AND WARRANTIES

5.1   REPRESENTATIONS AND WARRANTIES

      Each of the Mortgagors hereby severally represents and warrants to the Security Trustee and each of the other Finance Parties for itself that:-

      (a) STATUS: it is a company duly incorporated and validly existing under the laws of its respective place of incorporation and has full power, authority and legal right to own its property and assets, to carry on its business as such business is now being conducted;

      (b) POWER AND AUTHORITY: it has all legal power and authority to enter into this Deed and perform its obligations under this Deed and all actions (including any corporate actions) required to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed have been duly taken;

      (c) LEGAL VALIDITY: this Deed constitutes or, when so executed and delivered, will constitute its legal, valid and binding obligations enforceable in accordance with its terms;

      (d) NON-CONFLICT WITH LAWS: the entry into and performance of this Deed and the transactions contemplated by this Deed do not and will not conflict with or result in (i) a breach of any law, judgment or regulation or any official or judicial order,

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                                                          [Group Share Mortgage]

            or (ii) a breach of the constitutional documents of that Mortgagor, or (iii) a material breach of any agreement or document to which that Mortgagor is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any of its assets or revenues pursuant to the provisions of any such agreement or document;

      (e) NO CONSENTS: save for the lodgment of the Statement Containing Particulars of Charge with the Accounting and Corporate Regulatory Authority of Singapore within 30 days from the date hereof (or 37 days, if executed outside Singapore) and stamping of this Deed with the Inland Revenue Authority of Singapore, other than the Consents, no consent, authorisation, licence or approval of, or registration with or declaration to, any governmental or public bodies or authorities or courts in Singapore or in any relevant jurisdiction is required for or in connection with the execution, delivery, validity, enforceability and admissibility in evidence in proceedings of this Deed, or the performance by that Mortgagor of any of its respective obligations under this Deed;

      (f) NO REGISTRATION: save for the lodgment of the Statement Containing Particulars of Charge with the Accounting and Corporate Regulatory Authority of Singapore within 30 days from the date hereof (or 37 days, if executed outside Singapore) and stamping of this Deed with the Inland Revenue Authority of Singapore, it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court or other authority or that any stamp, registration or similar tax or charge be paid on or in relation to this Deed and this Deed is in proper form for its enforcement in the courts of Singapore and all jurisdictions which are the subject of any legal opinion referred to in paragraph 4 of Schedule 3 of the Facility Agreement;

      (g) LITIGATION: except as disclosed in a letter of even date from the Borrower to the Security Trustee, no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the officers of that Mortgagor, threatened against that Mortgagor or any of its respective assets which could, in the reasonable opinion of the Security Trustee, materially and adversely affect its business, assets or financial condition or its respective ability to perform its obligations under this Deed;

      (h) WINDING UP AND STRIKING OFF: it has not taken any corporate action or no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues, except as permitted by clause 17.1(g) (Winding-up) of the Facility Agreement, and no demand under Section 254(1), and no enquiry under Section 344(1), of the Companies Act, Cap 50, has been received by the Mortgagor;

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                                                          [Group Share Mortgage]

      (i) TAXES ON PAYMENTS: all payments to be made by it under this Deed may be made by it free and clear of, and without deduction for, Taxes and no deductions or withholdings are required to be made therefrom save as specified in any legal opinion referred to in paragraphs 2, 3 and 4 of Schedule 3 to the Facility Agreement; and no Taxes are imposed on or by virtue of the execution or delivery by that Mortgagor of this Deed or any document to be executed or delivered under this Deed;

      (j) TAX LIABILITIES: it has complied with all Taxation laws in all jurisdictions in all material respects in which it is subject to Taxation and has paid all Taxes due and payable by it and no material claims are being asserted against it with respect to Taxes;

      (k)   NO DEFAULT:

            (i)   no Default has occurred and is continuing;

            (ii) it is not, or with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would not be in material breach of or in default under any agreement relating to Financial Indebtedness to which it is a party or by which it may be bound;

      (l) NO IMMUNITY: it is generally subject to civil and commercial law and to legal proceedings and neither it nor any of its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

      (m) COMPLIANCE, WITH CONSENTS AND LICENSES: every consent, authorisation, licence or approval required for the time being by it in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been applied for and not refused or has been obtained and is in full force and effect and there has been no material default in the observance of the conditions and restrictions (if any) imposed on, or in connection with, any of the same which may have a material adverse effect on its ability to perform its obligations under this Deed and, to the knowledge of its officers, no circumstances have arisen whereby any remedial action is likely to be required to be taken by it, or at its expense under or pursuant to any law or regulation applicable to its business, property or assets;

      (n) NO FINANCIAL INDEBTEDNESS: it does not have any Financial Indebtedness other than as permitted by Clause 16.17 of the Facility Agreement;

      (o) ISSUED AND PAID-UP SHARES: the Shares represent all the shares in the relevant Company and all the Shares have been validly issued and are fully paid up;

      (p) SOLE AND BENEFICIAL OWNER: other than the Shares held by any Nominee, it is or will be the sole, absolute, direct legal and beneficial owner of the Collateral and it has good and marketable title thereto;

      (q) SECURITY INTEREST: no Security Interest exists over all or any of its right, title,

                                                          [Group Share Mortgage]

            interest or benefit in its Collateral (other than as created by this Deed);

      (r) THIRD PARTY RIGHT: it has not sold or otherwise disposed of any of its Collateral or granted in favour of any other person any interest in or any option or other rights in respect of any of its Collateral; and

      (s) COMPANY: each Company is validly incorporated under the laws of Singapore.

5.2   CONTINUING REPRESENTATION AND WARRANTY

      Each of the Mortgagors severally represents and warrants to and undertakes with the Security Trustee that the foregoing representations and warranties in Clause 5.1(a) to (n) inclusive are deemed to be made by the Mortgagor on each Drawdown Date and on each Interest Payment Date with reference to the facts and circumstances then existing and that the foregoing representations in Clause 5.1(o) and (s) will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances from time to time.

6.    TAXES AND OTHER DEDUCTIONS

6.1   TAX GROSS-UP

      (a) All sums payable by any Mortgagor or any other person under this Deed shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature.

      (b) If at any time any Mortgagor or any other person is required in any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Deed for the account of the Security Trustee or any other Finance Party (or if the Security Trustee is required to make any such deduction or withholding from a payment to other Finance Party), the sum due from that Mortgagor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee and each other Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

      (c) The Mortgagor's obligations under Clause 6.1(a) and (b) shall not apply in respect of any Tax on Overall Net Income levied on a Finance Party.

      (d) All Taxes required by law to be deducted or withheld by any Mortgagor from any amounts paid or payable under this Deed shall be paid by such Mortgagor when due (except for such amounts being disputed by such Mortgagor in good faith) to the relevant taxing authority.

6.2   TAX INDEMNITY

      Each Mortgagor shall indemnify the Security Trustee and each other Finance Party against any losses or costs incurred by any of them by reason of:

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                                                          [Group Share Mortgage]

      (a) any failure of any Mortgagor or any other person to make any such deduction or withholding referred to in Clause 6.1; or

      (b) any increased payment referred to in Clause 6.1 not being made on the due date for such payment; or

      (c) any Taxes which are being disputed by any Mortgagor and remaining unpaid; and

      (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under this Deed.

6.3   EVIDENCE OF PROOF

      Each Mortgagor shall promptly deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

6.4   TAX CREDIT

      If any Mortgagor makes a Tax Payment and the Security Trustee determines that:-

      (a) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

      (b)   it has obtained, utilised and retained that Tax Credit,

      the Security Trustee shall, promptly after obtaining the benefit of that Tax Credit, pay an amount to that Mortgagor which will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by that Mortgagor. Any certificate or determination of the Security Trustee showing in reasonable details the calculations made by the Security Trustee as to any amount for the purposes of this Clause 6 shall, in the absence of manifest error, be conclusive and binding on each Mortgagor.

7.    COSTS, CHARGES AND EXPENSES

7.1   EXPENSES

      Each Mortgagor shall pay to the Security Trustee on demand and in the currency specified by the Security Trustee.

      (a) irrespective as to whether any Advance is made, all expenses (including legal, printing and out-of-pocket expenses) reasonably incurred by the Security Trustee or any other Finance Party in connection with the negotiation, preparation and execution of this Deed and any amendment or extension of or the granting of any waiver or consent under this Deed; and

      (b) all expenses on a full indemnity basis (including legal and out-of-pocket

                                                          [Group Share Mortgage]

            expenses) properly incurred by the Security Trustee or any other Finance Party in connection with the enforcement of or preservation of any rights under this Deed, or otherwise in respect of the monies owing under this Deed together with interest at the Default Rate from the date on which such expenses were incurred to the date of payment (both before and after judgment).

7.2   STAMP DUTY

      Each Mortgagor shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Security Trustee or any Finance Party) imposed on or in connection with this Deed and shall indemnify each of the Security Trustee and the other Finance Parties against any liability arising by reason of any delay or omission by any Mortgagor to pay such duties or taxes.

8.    UNDERTAKINGS

      Each Mortgagor hereby undertakes and agrees with the Security Trustee, for the benefit of the Finance Parties, throughout the continuance of this Deed and so long as the Secured Obligations or any part thereof remains owing that, unless the Security Trustee otherwise agrees in writing, it will:-

      (a) not create or attempt or agree to create or permit to exist (conditionally or unconditionally) any Security Interest over all or any part of its Collateral or any interest therein or otherwise sell, transfer, assign, deal with or dispose of all or any part of its Collateral or attempt or agree to do any of the same (except under or pursuant to this Deed);

      (b) not grant or attempt or agree to grant (conditionally or unconditionally) in favour of any other person any interest in or any option or other rights in respect of any of its Collateral;

      (c) ensure that no person holding any of its Collateral as its Nominee for the time being does any of the acts prohibited in this Deed;

      (d) at all times remain the sole, direct absolute legal and beneficial owner of its Collateral;

      (e) procure that no material amendment or supplement is made to the memorandum or articles of association of the relevant Company other than pursuant to Clause 16.15 of the Facility Agreement without the prior written consent of the Security Trustee;

      (f) immediately upon the appointment of any new director of the relevant Company, deposit or procure that there be deposited with the Security Trustee, the equivalent documents mutatis mutandis with respect to such director in the forms set out in Schedules 3, 4, 5 and 6;

      (g) not take or permit any action whereby the rights attaching to the Collateral and/or any other shares in the relevant Company are altered or any further shares in the relevant Company are issued;

                                                          [Group Share Mortgage]

      (h) give to the Security Trustee upon receipt copies of all notices, requests and other documents sent or received with respect to its Collateral;

      (i) give to the Security Trustee such information regarding its Collateral as the Security Trustee shall reasonably require;

      (j) do or permit to be done every act or thing which the Security Trustee may from time to time require for the purpose of enforcing the rights of the Security Trustee hereunder and will allow its name to be used as and when required for that purpose;

      (k) not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Security Trustee's security hereunder and will at its own expense promptly take all action which is at any time necessary or desirable to protect its and the Security Trustee's interests in and rights to its Collateral;

      (l) procure that the relevant Company will forthwith on presentation by the Security Trustee or its nominee following the security constituted by this Deed becoming enforceable, duly register all transfers of the Collateral;

      (m) if it shall acquire any such other stocks or shares as referred to in the definition of Collateral, it shall forthwith deliver or procure that there be delivered to the Security Trustee the certificates in respect thereof together with instruments of transfer in respect thereof duly executed in blank to enable the same to be registered in the name of the Security Trustee or its nominee following the security constituted by this Deed becoming enforceable; and

      (n) from time to time duly execute and lodge for registration or procure the due execution and lodgement for registration with the Accounting and Corporate Regulatory Authority or any other companies registry or other authority of all such forms and documents as may be required under all applicable laws and regulations with respect to the security created or intended to be created by this Deed.

9.    ENFORCEMENT

9.1   EVENTS OF DEFAULT

      The security created by this Deed shall become enforceable immediately upon the occurrence of an Event of Default which is continuing. For the purposes of this Clause, each of the following events and circumstances shall be an Event of Default:-

      (a)   any Event of Default as that term is defined in the Facility
            Agreement;

      (b) if any Mortgagor is declared by the Minister (as defined in the Companies Act, Chapter 50), to be a declared company under the provisions of Part IX of the Companies Act, Chapter 50;

                                                          [Group Share Mortgage]

      (c) if any Mortgagor purports or attempts to create any Security Interest (except under or as permitted by this Deed) over all or any part of the Collateral or any third party asserts a claim in respect thereof, and the Security Trustee shall be entitled, without prior or further notice and whether or not it shall have appointed a Receiver, to exercise the power to sell or otherwise dispose of the whole or any part of the Collateral.

9.2   EXCLUSION OF LIMITATION

      No restrictions imposed by any ordinance or other statutory provision in relation to the exercise of any power of sale or consolidation, including without limitation, section 25 of the Conveyancing and Law of Property Act, Chapter 61, shall apply to this Deed.

9.3   APPOINTMENT AND POWERS OF RECEIVER

      (a) At any time after the security hereby created has become enforceable, or if requested by any Mortgagor, the Security Trustee may in writing either under seal or under the hand of a duly authorised officer of the Security Trustee, appoint any person or persons to be a Receiver of the Collateral and may from time to time fix its or their remunerations and may remove any Receiver so appointed and appoint another in its place. Where more than one Receiver is so appointed, any reference in this Deed to a Receiver shall apply to both or all of the Receivers so appointed and the appointment shall be deemed to be a joint and several appointment so that the rights, powers, duties and discretions vested in the Receiver may be exercised jointly by the Receivers so appointed or severally by each of them.

      (b) The Receiver shall be the agent of each Mortgagor and each Mortgagor shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and the Receiver shall have all the powers (save for his wilful default or gross negligence) conferred from time to time on mortgagees or receivers by law or otherwise (but without the restrictions imposed by law or any ordinance or other statutory provision in relation to the exercise of any power of sale or consolidation) and power on behalf and at the cost of any Mortgagor (notwithstanding any liquidation of any Mortgagor) to do or omit to do anything which any Mortgagor could do or omit to do in relation to the Collateral or any part thereof.

      (c) The Receiver shall in the exercise of the Receiver's powers, authorities and discretions conform to the directions and regulations from time to time given or made by the Security Trustee.

9.4   POWERS TO BE GIVEN WIDE CONSTRUCTION

      The powers of the Security Trustee and the Receiver hereunder shall be construed in the widest possible sense to the intent that the Security Trustee and the Receiver shall be afforded as wide and flexible a range of powers as possible.

                                                          [Group Share Mortgage]

9.5   NO LIABILITY TO ACCOUNT AS MORTGAGEE IN POSSESSION

      Nothing that shall be done by or on behalf of the Security Trustee shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

9.6   AMENDMENT

      Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only be effective if made in writing and signed by the Security Trustee.

9.7   EVIDENCE OF DEBT

      Any statement of account signed as correct by the Security Trustee showing any amount due under the Facility Agreement or under this Deed or under any other Security Document shall, in the absence of manifest error, be conclusive evidence of the amount so due.

9.8   SALE OF COLLATERAL

      (a) Section 21 of the Conveyancing and Law of Property Act, Chapter 61, (the "ACT") shall not apply to the security created by this Deed. The Security Trustee may exercise the power of sale conferred on mortagees by the Act (as varied and extended by this Deed) free from the restrictions imposed by Section 25 of the Act.

      (b) Each of the Security Trustee and the Receiver shall be entitled to exercise such power of sale in such manner and at such time or times and for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale or otherwise) and so that the Collateral (or any relevant part thereof) may be sold (i) subject to any conditions which the Security Trustee or the Receiver may think fit to impose, (ii) to any person (including, without limitation, any person connected with any Mortgagor or the Security Trustee) and
            (iii) at any price which the Security Trustee or the Receiver in its absolute discretion considers to be the best obtainable in the circumstances.

      (c) The powers conferred by this Deed in relation to the Collateral or any part thereof on the Security Trustee shall be in addition to and not in substitution for the powers conferred on Security Trustees under the Act, which shall apply to the security created by the Security Trustee except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Act and those conferred by this Security Trustee, the terms of this Deed shall prevail.

      (d) If the Security Trustee exercises the rights conferred on it by this Clause 9 any sale or disposal of any of the Collateral pursuant to those rights shall not be treated as an absolute appropriation of or foreclosure on the Collateral to the exclusion of any Mortgagor and in extinguishment of its interest therein, unless the Security Trustee shall otherwise notify the Mortgagors (whether before or after the relevant appropriation or foreclosure has been effected), in which latter

                                                          [Group Share Mortgage]

            event any such appropriation or foreclosure shall be treated as a sale of the Collateral at a fair market value and the Secured Obligations shall be reduced by an equivalent amount.

      (e) In any disposal pursuant to this Clause 9, the Security Trustee or the Finance Parties may, provided that they shall first have used reasonable efforts to dispose of the relevant Collateral or rights to third parties subject to compliance with any rules or regulations laid down by any governmental or other agency or authority, themselves purchase the whole or any part of the Collateral or rights disposed of free from any rights of redemption on the part of the Mortgagors which are hereby waived and released.

9.9   DIVIDENDS

      At any time after the power of sale has arisen, any Dividends which have been or may be received or receivable by the Security Trustee or the Receiver may be applied by the Security Trustee or the Receiver as though they were proceeds of sale hereunder.

9.10  PURCHASER NOT BOUND TO ENQUIRE

      Each of the Security Trustee and the Receiver is authorised to give a good discharge for any monies received by it pursuant to the exercise of its power of sale and no purchaser or other person shall be bound to enquire whether the power of sale has arisen as herein provided nor be concerned with the manner of application of the proceeds of sale.

9.11  NO LIABILITY FOR LOSSES

      None of the Mortgagors shall have any claim against the Receiver or the Security Trustee in respect of any loss arising out of the exercise by the Security Trustee or the Receiver of their respective powers hereunder including without limitation out of any such sale or any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Collateral or any part thereof by deferring or advancing the date of such sale or otherwise howsoever unless caused by the negligence or wilful default of the Security Trustee or the Receiver.

9.12  WAIVER OF PRE-EMPTION RIGHTS

      Each Mortgagor hereby irrevocably and unconditionally waives any rights it may have under the constitutional documents of the Companies or otherwise to purchase the Shares or Related Assets or other Collateral in the event that they are or are proposed to be transferred, sold or otherwise disposed of pursuant to the provisions of this Deed.

10.   DIVIDENDS AND VOTING RIGHTS

10.1 After the security under this Deed has become enforceable and subject to Clause 10.2, the Security Trustee shall have complete discretion to retain the dividends, interest and other moneys received by the Security Trustee in respect of the Collateral and to exercise or abstain from exercising all voting and other rights and powers attaching to the Collateral as the Security Trustee in its absolute discretion thinks fit without being liable for any losses which the Mortgagors may suffer as a result thereof (except in case

                                                          [Group Share Mortgage]

      of gross negligence or wilful default on the part of the Security Trustee) and in this respect each Mortgagor will, or will procure its Nominee to act or refrain from acting in accordance with the directions given by the Security Trustee from time to time.

10.2 The Security Trustee agrees with the Mortgagor that until the security under this Deed shall have become enforceable:

      (a) the Mortgagor shall be entitled to receive and retain all Dividends, interest or other distributions or payments paid to and received by the Mortgagor in respect of the Collateral; and

      (b) the Mortgagor shall be entitled to exercise all voting and other rights and powers attaching to the Collateral or any part thereof for all purposes, including but not limited to, exercising any option, warrant, conversion right or any other right, power or other privilege attaching to the Collateral provided that the same does not adversely affect or prejudice the rights of the Finance Parties or the security hereby created.

11.   APPLICATION OF PROCEEDS

      All monies received by the Security Trustee or the Receiver hereunder shall be applied in or towards satisfaction of the Secured Obligations (subject to the prior discharge of all liabilities having priority thereto by law) in the following order of priority:-

      (a) in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred and payments made by or on behalf of the Security Trustee or the Receiver in connection with the exercise of any powers hereunder and in preserving or attempting to preserve this security or the Collateral and of all outgoings in respect of the Collateral paid by the Security Trustee or the Receiver pursuant to this Deed;

      (b) in payment to the Receiver of all remuneration as may be agreed between it and the Security Trustee to be paid to it at, or at any time after, its appointment;

      (c) in or towards reduction of the remaining Secured Obligations in such manner as is provided in the Facility Agreement; and

      (d)   surplus (if any) to the Mortgagors.

12.   INDEMNITY

12.1  GENERAL INDEMNITY

      Each of the Mortgagors hereby jointly and severally undertakes with the Security Trustee to indemnify and keep indemnified the Security Trustee and each other Finance party, any nominee, agent, officer or employer thereof for whose liability the Security Trustee may be answerable, the Receiver and each of them (each an "INDEMNITEE") from and against all costs, charges and expenses which the Security Trustee or such Lender shall properly incur in connection with the exercise of any powers conferred by this

                                                          [Group Share Mortgage]

      Deed or the perfection, preservation or enforcement of the security created by this Deed (unless and to the extent that any of the foregoing results directly from the fraud, gross negligence or wilful misconduct of that indemnitee).

12.2  CURRENCY INDEMNITY

      (a) If an amount due to the Security Trustee or any Lender from any Mortgagor under this Deed (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

            (i)   making or filing a claim or proof against any Mortgagor;

            (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

            that Mortgagor shall, as an independent obligation to the Security Trustee or such Lender, indemnify the Security Trustee or such Lender to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

      (b) Each Mortgagor waives any right it may have in any jurisdiction to pay any amount under this Deed in a currency or currency unit other than that in which it is expressed to be payable.

12.3  PAYMENT AND SECURITY

      The Security Trustee or the Receiver may retain and pay out of any money in the hands of the Security Trustee or the Receiver all sums necessary to effect the indemnity contained in this Clause and all sums payable by the Mortgagor under this Clause shall form part of the monies hereby secured.

13.   SUSPENSE ACCOUNT

      Notwithstanding Clause 11 (Application of Proceeds), in the event of the commencement at any time of the insolvency, bankruptcy winding-up or analogous proceedings of any Mortgagor, or of the security created under or pursuant to this Deed ceasing for any reason to be binding on the Mortgagor or if the Security Trustee should receive notice (either actual or otherwise) of any other security or interest affecting any of the Collateral, the Security Trustee may at any time open a new account or continue any then existing account in the name of the Mortgagor. No moneys paid into any such new account or continued account thereafter shall discharge or reduce the amount recoverable pursuant to this Deed. If the Security Trustee does not open a new account for such purposes, each Mortgagor shall nevertheless be treated as if it had done so at such time and as from that time all payments made by or on that Mortgagor's behalf for the account of the Security

                                                          [Group Share Mortgage]

      Trustee shall be treated as having been credited to the new account and shall not operate to reduce the Secured Obligations at such time.

14.   SET-OFF

      (a) Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Security Trustee or any Lender is at any time entitled whether by operation of law or contract or otherwise, the Security Trustee and each Lender may (but shall not be obliged to) set off against any obligation of any Mortgagor due and payable by it hereunder without prior notice any moneys held by the Security Trustee or such Lender for the account of such Mortgagorat any office of the Security Trustee or such Lender anywhere and in any currency. The Security Trustee or such Lender may effect such currency exchanges as are appropriate to implement such set-off.

      (b) If the obligations are in different currencies, the Security Trustee or any Lender may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

15.   POWER OF ATTORNEY

15.1  POWER OF ATTORNEY

      (a) Each Mortgagor irrevocably appoints the Security Trustee, the Receiver and any persons deriving title under either of them by way of security jointly and severally to be his attorney (hereinafter referred to as the "ATTORNEY", which expression shall include any substitute attorney appointed hereunder and for the time being acting) (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Security Trustee or the Receiver shall think proper or reasonably expedient for carrying out any obligations imposed on each Mortgagor hereunder or for exercising, following the security constituted by this Deed becoming enforceable, any of the powers conferred by this Deed or in connection with any sale or disposition of the Collateral or the exercise of any rights in respect thereof or for giving to the Security Trustee and the Receiver the full benefit of this security and so that this appointment shall operate to authorise the Security Trustee and the Receiver to do on behalf of each Mortgagor anything it can lawfully do by an attorney.

      (b) Each Mortgagor hereby declare that all acts and things done and all deeds, instruments and documents executed by the Attorney by virtue of the provisions hereof on behalf of the Mortgagor shall be as good, valid and effectual to all intents and purposes whatsoever as if the same had been duly and properly done or lawfully executed by itself and each Mortgagor hereby undertakes to ratify and confirm all such acts and things done and all such deeds, instruments and documents lawfully executed by virtue of the powers and authority hereby conferred.

                                                          [Group Share Mortgage]

      (c) Each Mortgagor hereby further declares that the powers and authority conferred by this clause 14.1 are given for valuable consideration and shall be and remain irrevocable until payment and discharge of all of the Secured Obligations.

      (d) None of the Security Trustee and the Attorney shall be liable to the Mortgagor for any loss suffered by any Mortgagor as a result of the exercise by the Attorney in good faith of the powers conferred by this clause 8.1.

15.2  DELEGATION

      The Security Trustee and the Receiver may delegate to any person all or any of the rights or powers conferred on it by this Deed or by law and any such delegation may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Security Trustee may think fit and the Security Trustee shall not be in any way liable or responsible to the Mortgagors for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

16.   FURTHER ASSURANCE

      The Mortgagor agrees that at any time and from time to time upon the written request of the Security Trustee it will promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably require for the purpose of obtaining the full benefit of this Deed and of the rights and powers herein granted.

17.   NOTICES

17.1  NOTICES

      Any notice or communication under or in connection with this Deed shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile transmission to the addresses or facsimile numbers set out below or at such other address as the recipient may have notified to the other party in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

      (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

      (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

      All communications or other correspondence between any of the Mortgagors and any of the Lenders in connection with this Deed shall be made through the Security Trustee

17.2  ADDRESSES

      Notices or communications shall be sent to the following addresses:-

                                                          [Group Share Mortgage]

      To any Mortgagor:-

      Address          c/o Asia Netcom Corporation Limited
                       46/F Cheung Kong Center
                       2 Queen's Road Central
                       Hong Kong
      Fax              (852) 2121 2929
      Attention        Gregory Freiberg/Wenlong Sun

      With a copy to:  Asia Netcom Singapore Pte Limited
                       2 Shenton Way #11-01
                       SGX Centre 1
                       Singapore 068804.
      Fax              (65) 6233 6390
      Attention        Oliver Ao

      To the Security Trustee:-

      Address             Industrial and Commercial Bank of China (Asia) Limited
                          10/F., ICBC Asia Building
                          122-126 Queen's Road Central
                          Hong Kong
      Fax                 (852) 2851 9361
      Attention           Ms. Esther Cheng/Ms Amy Wong

17.3  LANGUAGE

      Each notice or document referred to in this Deed or to be delivered under this Deed shall be in the English language.

18. WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS

18.1  WAIVERS

      No failure or delay on the part of the Security Trustee or any Lender to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or any Lender of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

18.2  AMENDMENTS AND CONSENTS

      (a) Any amendment of any provision of this Deed shall only be effective if made in accordance with the provisions of this Deed and each Mortgagor and the Security Trustee so agree in writing and any waiver of any breach or default under this Deed shall only be effective if the Security Trustee acting on the instructions of the Lenders or the Majority Lenders (as the case may be) agrees in writing. Any consent by the Security Trustee under this Deed must be made

                                                          [Group Share Mortgage]

            in writing.

      (b) Any such waiver or consent may be given subject to any conditions thought fit by the Security Trustee acting on the instructions of the Lenders or the Majority Lenders, as the case may be, and shall be effective only in the instance and for the purpose for which it is given.

18.3  REMEDIES

      The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

18.4  SEVERABILITY

      If any provision of this Deed is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

18.5  ASSIGNMENT

      The Security Trustee may assign its rights under this Deed in accordance with the provisions of the Facility Agreement. None of the Mortgagors may assign any of their respective rights hereunder without the prior written consent of the Security Trustee.

18.6  COUNTERPARTS

      This Deed may be executed in any number of counterparts including by facsimile and all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Deed by signing any such counterpart.

18.7 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.


19.   GOVERNING LAW AND JURISDICTION

19.1  GOVERNING LAW

      This Deed shall be governed by and construed in accordance with the laws of Singapore.

19.2  SUBMISSION TO JURISDICTION

      For the benefit of the Security Trustee, each Mortgagor irrevocably agrees that the courts of the Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed ("PROCEEDINGS") may be brought in those courts and each Mortgagor irrevocably submits to the jurisdiction of those courts.

                                                          [Group Share Mortgage]

19.3  OTHER JURISDICTIONS

      Nothing in this Clause 18 (Governing Law and Jurisdiction) shall limit the right of the Security Trustee to take Proceedings against any Mortgagor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee from taking Proceedings in any other jurisdiction, whether concurrently or not.

19.4  WAIVER OF INCONVENIENT FORUM

      Each Mortgagor irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause 19 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

19.5  PROCESS AGENT

      Each of the Mortgagors hereby irrevocably appoints Asia Netcom Singapore Pte Limited, 2 Shenton Way #11-01, SGX Centre 1, Singapore 068804 to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent whether or not it is forwarded to and received by the Mortgagors). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, the Mortgagors irrevocably agree to appoint a substitute process agent acceptable to the Security Trustee, and to deliver to the Security Trustee a copy of the new process agent's acceptance of that appointment, within 30 days.

19.6  SERVICE

      Each of the Mortgagors irrevocably consents to any process in any Proceedings anywhere being served by mailing a copy by post in accordance with Clause 17 (Notices). Nothing shall affect the right to serve any process in any other manner permitted by law.

19.7  WAIVER OF IMMUNITIES

      To the extent that each Mortgagor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, each Mortgagor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Deed.

20.   AVOIDANCE OF PAYMENTS

      No assurance, security or payment which may be avoided under any law relating to bankruptcy or insolvency or under Section 329 or 330 of the Companies Act (Cap. 50), and no release, settlement or discharge given or made by the Security Trustee on the faith of any such assurance, security or payment, shall prejudice or affect the right

                                                          [Group Share Mortgage]

      of the Security Trustee to enforce the security created by this Deed in respect of the full extent of the moneys hereby secured. It is further agreed that (to the extent that the Security Trustee is of the opinion that there is a reasonable prospect of any assurance, security or payment being avoided as aforesaid) the Security Trustee shall be at liberty at its absolute discretion to retain any of the Collateral as security for the Secured Amounts for a period of seven months after the Secured Amounts shall have been paid in full, notwithstanding any release, settlement, discharge or arrangement given or made by the Security Trustee on, or as a consequence of, such termination of liability and, if at any time within the period of six months after such termination a petition (or equivalent) shall be presented to a competent court for an order for the bankruptcy or winding up (or equivalent) of any Mortgagor, or any Mortgagor shall be declared a bankrupt or commence to be wound up voluntarily (or equivalent), the Security Trustee shall be at liberty, notwithstanding the same, to continue to retain such Collateral or any part thereof for and during such further period as the Security Trustee in its absolute discretion shall determine and each Mortgagor agree that such security shall be deemed to have been and to have remained held by the Security Trustee as and by way of security for the payment and discharge of the Secured Amounts.

21.   THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CAP 53B

      The Contracts (Rights of Third Parties) Act, Cap 53B shall not under any circumstances apply to this Deed and any person who is not a party to this Deed (whether or not such person shall be named, referred to, or otherwise identified, or shall form part of a class of persons so named, referred to, or identified, in this Deed) shall have no right whatsoever under the Contracts (Rights of Third Parties) Act 53B to enforce this Deed or any of its terms.

22.   MISCELLANEOUS

22.1 The Security Trustee may convert any moneys available to it by virtue of this Deed from their existing currency of denomination into such other currency of denomination as may be necessary to enable it to discharge the Secured Obligations, any such conversion to be effected at the prevailing spot rate of exchange selected by the Security Trustee for the sale of such existing currency for such other currency (or, if there is no such rate, such other rate (being a rate generally available in the ordinary course of business) as the Security Trustee may select for this purpose).

22.2 The Security Trustee may act under this Deed through any of its branches or offices.

22.3 Each Mortgagor hereby irrevocably consents to the disclosure by the Security Trustee and the other Finance Parties on a confidential basis of such information about the Mortgagor as has been made available to them to any potential assignee or transferee in respect of their rights and/or obligations under or in connection with this Deed.

22.4 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

                                                          [Group Share Mortgage]

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered by each Mortgagor as its deed on the day and year first above written.

                                                          [Group Share Mortgage]

                                   SCHEDULE 1

                            PARTICULARS OF THE SHARES

                                          DESCRIPTION AND NUMBER OF     REGISTERED SHAREHOLDERS AND
         NAME OF COMPANY                            SHARES                 NUMBER OF SHARES HELD
         ---------------                            ------                 ---------------------
Asia Netcom Corporation                  2  shares of S$1.00 each        Asia Netcom Corporation
(Singapore) Pte. Limited                                                 Limited
                                                                         (2 shares)

Asia Netcom Services (S) Pte. Ltd.       13,975,691 shares of S$1.00     Asia Netcom Corporation
                                         each                            (Singapore) Pte Limited
                                                                         (13,975,691 shares)

Southeast Asia Netcom (Singapore)        2,356,780 shares of             Asia Netcom Singapore Pte
Pte. Ltd.                                S$1.00 each                     Ltd (2,356,780 shares)

Asia Netcom Singapore Pte. Ltd.          2 shares of S$1.00 each         Asia Netcom Corporation
                                                                         (Singapore)
                                                                         Pte Limited
                                                                         (2 shares)

                                                          [Group Share Mortgage]

                                   SCHEDULE 2
                         FORM OF INSTRUMENT OF TRANSFER

                             Instrument of Transfer

                                       [-]

                                    TRANSFER

FOR THE CONSIDERATION stated the Transferor named below hereby transfers to the Transferee named below the shares or stock stated subject to the several conditions on which the said shares or stock are or is now held by the Transferor and the Transferee hereby agree(s) to accept and hold the said shares or stock subject to the conditions aforesaid.

Full Name of Company

--------------------------------------------------------------------------------

Amount or Number and
full details of Share or Stock

--------------------------------------------------------------------------------

Transfer from Transferor

Name and Address in full

--------------------------------------------------------------------------------

Consideration

--------------------------------------------------------------------------------

Transfer to
Transferee

Name and Address
in full

--------------------------------------------------------------------------------

Dated

SIGNED by the Transferor            )
in the presence of:                 )

SIGNED by the Transferee            )
in the presence of:                 )

                                                          [Group Share Mortgage]

                                   SCHEDULE 3

                          FORM OF LETTER OF RESIGNATION

To:      The Board of Directors
         of [-] (the "COMPANY")                     Date: ______________________

I, [Name of director/secretary], hereby resign my position as a [director/secretary] of the Company with effect from ______ and waive all claims to fees or compensation in connection with or arising from my employment and/or resignation save as provided by law in Singapore.

SIGNED, SEALED AND DELIVERED by
[Name of director/secretary]
in the presence of:

         Signature of witness: _____________________

         Name of witness:      _____________________

         Address of witness:   _____________________

                                                          [Group Share Mortgage]

                                   SCHEDULE 4

                           FORM OF WRITTEN RESOLUTION

                                       [-]

Written Resolutions of all the Directors of the Company dated the day of

We, the undersigned, being all the Directors of the Company, hereby resolve:-

1.    Appointment of Directors/Secretary

      That the following persons be appointed as Directors and/or Secretary of the Company with immediate effect:-

2.    Resignation of Directors

      That the Letters of Resignation signed by [names of all Directors/secretary] be accepted and that the same shall take effect forthwith.

[signed by all Directors]

_______________________________         _____________________________

                                                          [Group Share Mortgage]

                                   SCHEDULE 5

                 FORM OF AUTHORISATION FROM DIRECTORS/SECRETARY

                                                                          [Date]

To:   Industrial and Commercial Bank of China (Asia) Limited
      10/F., ICBC Asia Building
      122-126 Queen's Road Central
      Hong Kong

We are, at the date hereof, all the directors and the sole secretary of [-] (the "COMPANY").

We refer to (a) the facility agreement dated [-], 2004, as amended and restated by the Supplemental Amendment and Restatement Deed dated [ ], 2004 (the "FACILITY AGREEMENT"), entered into between (1) Asia Netcom Corporation Limited, as borrower (the "BORROWER") (2) the banks and financial institutions named therein as lenders (the "LENDERS") and (3) the Industrial and Commercial Bank of China (Asia) Limited as arranger and facility agent; (b) the Group Share Mortgage dated [-], 2004 (the "MORTGAGE") made between the companies named in
Schedule 7 therein and yourselves as Security Trustee in relation the Shares in the Company; and (c) an undated written resolution of all the directors of the Company signed by us resolving to approve the appointment of new director(s) and/or a new secretary of the Company and the resignation of us as directors and/or secretary of the Company (the "WRITTEN RESOLUTIONS").

We hereby irrevocably authorise you, at any time after the Mortgage has become enforceable without our consent, to nominate such person(s) as you may in your absolute discretion determine to be the director(s) of the Company and to complete the written resolutions in such manner as you may think fit, including to insert the date (which can be any date after the date hereof) and the name(s) of the additional director(s) and/or the secretary. We confirm and declare that the written resolutions as completed by you shall in all respects be valid and effective as a board resolutions of the Company on the date and to the effect as stated therein, and be binding on us and on the Company.

We also refer to the undated letters of resignation as directors and/or the secretary of the Company signed by us. Each of us hereby irrevocably authorises you at any time after the Mortgage has become enforceable without our consent to insert a date (which can be any date after the date hereof) on the letters of resignation, upon which our resignation of directorship and/or as secretary shall take immediate effect.

[signed by all Directors and the secretary]

____________________________            _____________________________

                                                          [Group Share Mortgage]

                                   SCHEDULE 6

                          FORM OF LETTER OF UNDERTAKING

                                                                          [Date]

To:   Industrial and Commercial Bank of China (Asia) Limited
      10/F., ICBC Asia Building
      122-126 Queen's Road Central
      Hong Kong

We, the undersigned Directors of [  -  ] (the "COMPANY"), refer to the Mortgage
of Shares dated [              ], 2004 and made between the companies named in
Schedule 7 therein as mortgagors and yourselves as Security Trustee, and in pursuance thereof hereby undertake not to appoint any additional or substitute Directors or Secretary of the Company without your written consent.

[signed by all Directors]

______________________________                 ___________________________

______________________________                 ___________________________

                                                          [Group Share Mortgage]

                                   SCHEDULE 7

                                   MORTGAGORS

           Name of Mortgagor                    Shares being Mortgaged
           -----------------                    ----------------------
1. Asia Netcom Corporation Limited      Asia Netcom Corporation (Singapore) Pte.
                                        Limited

2. Asia Netcom Corporation (Singapore)  Asia Netcom Services (S) Pte. Ltd. AND
Pte. Limited                            Asia Netcom Singapore Pte. Ltd.

3. Asia Netcom Singapore Pte. Ltd.      Southeast Asia Netcom (Singapore) Pte.
                                        Ltd.

                                                          [Group Share Mortgage]

                                   SCHEDULE 8

                       FORM OF ACKNOWLEDGEMENT OF NOMINEE

To:   Industrial and Commercial Bank of China (Asia) Limited

                                                         _________________, 2004

Dear Sirs,

RE: ASIA NETCOM CORPORATION LIMITED (THE "COMPANY")

I/We acknowledge that by a deed of mortgage of shares dated [___________], 2004 (the "SHARE MORTGAGE"), China Netcom Corporation International Limited (the "MORTGAGOR") has agreed to mortgage the entire issued share capital of the Company (the "SHARES") of which the Mortgagor is the sole beneficial owner to you.

I/We hereby agree to deposit with you the certificates in respect of the Share(s) of which I/we are the registered holder and to execute and deliver to you such instruments of transfer, contract note, and other documents in respect of such Share(s), including a power of attorney to sell, transfer or otherwise dispose of the same, in such form as you may at any time and from time to time require.

I/We [jointly and severally], until such time as I/we receive written notice from you stating that the Share Mortgage has been released or otherwise discharged:

1. warrant that I/we are the registered holder(s) of a total of [____] [ordinary share(s)] of $[_______] each, in the Company;

2. confirm that I/we hold such share(s) as nominee(s) on trust for you and that I/we shall hereafter hold such share(s) on you behalf as mortgagee in accordance with the terms of the Share Mortgage; and

3. grant to you a power of attorney in the terms of clause 15 of the Share Mortgage as if references therein to the Mortgagor were references to me/us and undertake to grant you such further powers of attorney in such form as you may at any time and from time to time require.

EITHER:

SIGNED, SEALED AND DELIVERED                  )
by [___________________________]              )
in the presence of:                           )

OR:

THE COMMON SEAL of                            )
[---------------------------]                 )
was hereunto affixed in                       )
the presence of:                              )

                                                          [Group Share Mortgage]

                                 EXECUTION PAGE

THE MORTGAGORS

SIGNED, SEALED AND DELIVERED                  )
as a Deed by its duly authorised attorney     )
                                              )
for and on behalf of                          )
ASIA NETCOM CORPORATION LIMITED               )
in the presence of:-                          )

SIGNED, SEALED AND DELIVERED                  )
as a Deed by its duly authorised attorney     )
                                              )
for and on behalf of                          )
ASIA NETCOM CORPORATION (SINGAPORE)           )
PTE LIMITED                                   )
in the presence of:-                          )

SIGNED, SEALED AND DELIVERED                  )
as a Deed by its duly authorised attorney     )
                                              )
for and on behalf of                          )
ASIA NETCOM SINGAPORE PTE. LTD.               )
in the presence of:-                          )

                                                          [Group Share Mortgage]

THE SECURITY TRUSTEE

SIGNED by                                     )
                                              )
for and on behalf of                          )
THE INDUSTRIAL AND COMMERCIAL                 )
BANK OF CHINA (ASIA) LIMITED                  )
in the presence of:-